SHARE PREMIUM ACCOUNT (Details) £ in Millions	12 Months Ended
Dec. 31, 2019 GBP (£)
Disclosure For Share Premium Account Explanatory [Abstract]
Payments for Repurchase of Redeemable Preferred Stock	£ 3 [1]
Redemption Of Preference Shares	£ 3

[1]	During the year ended 31 December 2019, the Company redeemed all of its outstanding 6.3673% Non-cumulative Fixed to Floating Rate Preference Shares at their combined sterling par value of 3 million. These preference shares had been accounted for as subordinated liabilities. On redemption an amount of 3 million was transferred from the distributable merger reserve to the share premium account.